EXHIBIT 32.1
                                                                    ------------
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Pacific Biometrics, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
R. Helm, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 28, 2005

                                       /s/ Ronald R. Helm
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                                       Ronald R. Helm
                                       President and Chief Executive Officer